                                                                      EXHIBIT 6i

               AMENDED AND RESTATED PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12b-1

                                 CLASS A SHARES

         AMENDED AND RESTATED PLAN OF DISTRIBUTION adopted as of the 1st day of March, 1998, by The Enterprise Group of Funds, Inc., a Maryland corporation (the "Corporation"), on behalf of the Class A shares of each of its separately designated series (each, a "Fund").


                              W I T N E S S E T H:

         WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

         WHEREAS, each Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering multiple classes of shares of common stock, par value $.10 per share, of the Corporation (the "Shares"); and

         WHEREAS, the Corporation has entered into an Amended and Restated Distributor's Agreement with Enterprise Fund Distributors, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

         WHEREAS, the Corporation desires to adopt this Amended and Restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund will pay an account maintenance and distribution fee to the Distributor with respect to Class A shares of the Fund; and

         WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class A shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

         NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

         1. Account Maintenance and Distribution Activities. The Corporation has engaged the Distributor to distribute Class A shares of each Fund and to service shareholder accounts using all of available facilities of the Distributor, including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including affiliated persons of the Distributor. The Distributor shall spend such amounts on distribution and account maintenance activities as it deems appropriate, including, without limitation:

         (a) sales commissions and trailer commissions paid to, or on account of, registered representatives of the Distributor;

         (b) indirect and overhead costs of the Distributor associated with its activities as Distributor;

         (c) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

         (d) sales commissions (including trailer commissions) paid to, or on account of, Selected Agents (as hereinafter defined) which have entered into agreements with the Distributor with respect to Class A shares of the Fund as described in Section 3 hereof.

         2. Account Maintenance and Distribution Fee. The Fund shall pay the Distributor an account maintenance and distribution fee under the Plan at the end of each month at the annual rate of .45% of average daily net assets attributable to Class A shares of the Fund (with the exception of Money Market Portfolio, as to which the fee hereunder shall be at the annual rate of .30% of average daily net assets of Class A shares) to compensate the Distributor for its activities hereunder. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., as such rule may be amended from time to time.

         3. Payments to Other Parties. The Fund hereby authorizes the Distributor to enter into agreements with other broker-dealers and financial institutions ("Selected Agents") to provide compensation to such Selected Agents for activities and services of the type referred to in Section 1 hereof. The Distributor may reallocate all or a portion of its fees hereunder to such Selected Agents as compensation for the above-mentioned activities and services. Such agreements shall provide that the Selected Agents shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

         4. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

         5. Quarterly Reports. An appropriate officer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class A shares of the Fund and any related agreement and the purpose for which such expenditures were made.

         6. Term and Termination. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors of the Corporation.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund.

         7. Amendments. This Plan may not be amended to increase materially the fees authorized by Section 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class A shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

         8. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of the 12b-1 Directors.

         9. Recordkeeping. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

         10. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have their respective meaning defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the Distributor of the Shares by the Securities and Exchange Commission.

         11. Separate Series. Pursuant to the provisions of the Articles of Incorporation, each Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class A shares of the respective Fund shall be enforceable only against the assets of Class A shares of such Fund and not against the assets of any other Fund or class of shares or of the Corporation as a whole.

         IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.

                                        THE ENTERPRISE GROUP OF FUNDS, INC.



                                    By:
                                         ---------------------------------------
                                           Catherine R. McClellan
                                           Secretary


                                    ENTERPRISE FUND DISTRIBUTORS, INC.


                                    By:
                                         ---------------------------------------
                                           Catherine R. McClellan
                                           Senior Vice President and Secretary

               AMENDED AND RESTATED PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12b-1

                                 CLASS B SHARES

         AMENDED AND RESTATED PLAN OF DISTRIBUTION adopted as of the 1st day of March, 1998, by The Enterprise Group of Funds, Inc., a Maryland corporation (the "Corporation"), on behalf of the Class B shares of each of its separately designated series (each, a "Fund").


                              W I T N E S S E T H:

         WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

         WHEREAS, each Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering multiple classes of shares of common stock, par value $.10 per share, of the Corporation (the "Shares"); and

         WHEREAS, the Corporation has entered into an Amended and Restated Distributor's Agreement with Enterprise Fund Distributors, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

         WHEREAS, the Corporation desires to adopt this Amended and Restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay account maintenance and distribution fees to the Distributor with respect to Class B shares of the Fund; and

         WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class B shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

         NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

         1. Account Maintenance and Distribution Activities. The Corporation has engaged the Distributor to distribute Class B shares of each Fund and to service shareholder accounts using all of available facilities of the Distributor, including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including affiliated persons of the Distributor. The Distributor shall spend such amounts on distribution and account maintenance activities as it deems appropriate, including, without limitation:

         (a) sales commissions and trailer commissions paid to, or on account of, registered representatives of the Distributor;

         (b) indirect and overhead costs of the Distributor associated with its activities as Distributor;

         (c) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

         (d) sales commissions (including trailer commissions) paid to, or on account of, Selected Agents (as hereinafter defined) which have entered into agreements with the Distributor with respect to Class B shares of the Fund as described in Section 3 hereof.

         2. Account Maintenance and Distribution Fees. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of 0.25% of average daily net assets attributable to Class B shares of the Fund to compensate the Distributor for account maintenance activities. In addition, the Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of .75% of average daily net assets attributable to Class B shares of the Fund (except the Money Market Portfolio, as to which the distribution fee hereunder shall be at the annual rate of .60% of average daily net assets of Class B shares), to compensate the Distributor for its activities hereunder. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., as such rule may be amended from time to time.

         3. Payments to Other Parties. The Fund hereby authorizes the Distributor to enter into agreements with other broker-dealers and financial institutions ("Selected Agents") to provide compensation to such Selected Agents for activities and services of the type referred to in Section 1 hereof. The Distributor may reallocate all or a portion of its fees hereunder to such Selected Agents as compensation for the above-mentioned activities and services. Such agreements shall provide that the Selected Agents shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

         4. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

         5. Quarterly Reports. An appropriate officer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class B shares of the Fund and any related agreement and the purpose for which such expenditures were made.

         6. Term and Termination. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors of the Corporation.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund.

         7. Amendments. This Plan may not be amended to increase materially the fees authorized by Section 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class B shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

         8. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of the 12b-1 Directors.

         9. Recordkeeping. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

         10. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have their respective meaning defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the Distributor of the Shares by the Securities and Exchange Commission.

         11. Separate Series. Pursuant to the provisions of the Articles of Incorporation, each Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class B shares of the respective Fund shall be enforceable only against the assets of Class B shares of such Fund and not against the assets of any other Fund or class of shares or of the Corporation as a whole.

         IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.

                                    THE ENTERPRISE GROUP OF FUNDS, INC.



                                    By:
                                         ---------------------------------------
                                           Catherine R. McClellan
                                           Secretary


                                    ENTERPRISE FUND DISTRIBUTORS, INC.


                                    By:
                                         ---------------------------------------
                                           Catherine R. McClellan
                                           Senior Vice President and Secretary

               AMENDED AND RESTATED PLAN OF DISTRIBUTION PURSUANT
                                  TO RULE 12b-1

                                 CLASS C SHARES

         AMENDED AND RESTATED PLAN OF DISTRIBUTION adopted as of the 1st day of March, 1998, by The Enterprise Group of Funds, Inc., a Maryland corporation (the "Corporation"), on behalf of the Class C shares of each of its separately designated series (each, a "Fund").


                              W I T N E S S E T H:

         WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; and

         WHEREAS, each Fund is a separately designated investment series of the Corporation with its own investment objective, policies and purposes offering multiple classes of shares of common stock, par value $.10 per share, of the Corporation (the "Shares"); and

         WHEREAS, the Corporation has entered into an Amended and Restated Distributor's Agreement with Enterprise Fund Distributors, Inc. (the "Distributor"), pursuant to which the Distributor acts as the exclusive distributor and representative of the Corporation in the offer and sale of the Shares to the public; and

         WHEREAS, the Corporation desires to adopt this Amended and Restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act, pursuant to which the Fund will pay account maintenance and distribution fees to the Distributor with respect to Class C shares of the Fund; and

         WHEREAS, the Board of Directors of the Corporation (the "Directors") as a whole, and the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "12b-1 Directors"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its Class C shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

         NOW THEREFORE, the Corporation on behalf of the Fund hereby adopts this Plan on the following terms:

         1. Account Maintenance and Distribution Activities. The Corporation has engaged the Distributor to distribute Class C shares of each Fund and to service shareholder accounts using all of available facilities of the Distributor, including sales personnel and branch office and central support systems, and also using such other qualified broker-dealers and financial institutions as the Distributor may select, including affiliated persons of the Distributor. The Distributor shall spend such amounts on distribution and account maintenance activities as it deems appropriate, including, without limitation:

         (a) sales commissions and trailer commissions paid to, or on account of, registered representatives of the Distributor;

         (b) indirect and overhead costs of the Distributor associated with its activities as Distributor;

         (c) advertising for the Fund in various forms through any available medium, including the cost of printing and mailing Fund prospectuses, statements of additional information and periodic financial reports and sales literature to persons other than current shareholders of the Fund; and

         (d) sales commissions (including trailer commissions) paid to, or on account of, Selected Agents (as hereinafter defined) which have entered into agreements with the Distributor with respect to Class C shares of the Fund as described in Section 3 hereof.

         2. Account Maintenance and Distribution Fees. The Fund shall pay the Distributor an account maintenance fee under the Plan at the end of each month at the annual rate of .25% of average daily net assets attributable to Class C shares of the Fund to compensate the Distributor for account maintenance activities. In addition, the Fund shall pay the Distributor a distribution fee under the Plan at the end of each month at the annual rate of .75% of average daily net assets attributable to Class C shares of the Fund (with the exception of the Money Market Portfolio, as to which the distribution fee hereunder shall be at the annual rate of .60% of average daily net assets of Class C shares), to compensate the Distributor for its activities hereunder. Amounts payable under the Plan shall be subject to the limitations of Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., as such rule may be amended from time to time.

         3. Payments to Other Parties. The Fund hereby authorizes the Distributor to enter into agreements with other broker-dealers and financial institutions ("Selected Agents") to provide compensation to such Selected Agents for activities and services of the type referred to in Section 1 hereof. The Distributor may reallocate all or a portion of its fees hereunder to such Selected Agents as compensation for the above-mentioned activities and services. Such agreements shall provide that the Selected Agents shall deliver to the Distributor such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Section 5 hereof.

         4. Related Agreements. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:

                  (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the 12b-1 Directors or, by vote of a majority of the outstanding voting securities (as defined in the Act) of Class C shares of the Fund, on not more than 60 days' written notice to any other party to the agreement; and

                  (b) that such agreement shall terminate automatically in the event of its assignment.

         5. Quarterly Reports. An appropriate officer of the Corporation shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan with respect to Class C shares of the Fund and any related agreement and the purpose for which such expenditures were made.

         6. Term and Termination. (a) This Plan shall become effective as of the date hereof, and, unless terminated as herein provided, shall continue from year to year thereafter, so long as such continuance is specifically approved at least annually by votes, cast in person at a meeting called for the purpose of voting on such approval, of a majority of both the (i) the Directors of the Corporation, and (ii) the 12b-1 Directors of the Corporation.

                  (b) This Plan may be terminated at any time by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the Act) of Class C shares of the Fund.

         7. Amendments. This Plan may not be amended to increase materially the fees authorized by Section 2 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of Class C shares of the Fund, and no material amendment to this Plan shall be made unless approved in the manner provided for the annual renewal of this Plan in Section 6(a) hereof.

         8. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of those Directors of the Corporation who are not interested persons of the Corporation shall be committed to the discretion of the 12b-1 Directors.

         9. Recordkeeping. The Corporation shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, any such related agreement or such reports, as the case may be, the first two years in an easily accessible place.

         10. Definition of Certain Terms. For purposes of this Plan, the terms "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have their respective meaning defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Corporation or the Distributor of the Shares by the Securities and Exchange Commission.

         11. Separate Series. Pursuant to the provisions of the Articles of Incorporation the Fund is a separate series of the Corporation, and all debts, liabilities and expenses of Class C shares of the respective Fund shall be enforceable only against the assets of Class C shares of the Fund and not against the assets of any other Fund or class of shares or of the Corporation as a whole.

         IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed as of the day and year first written above.

                                    THE ENTERPRISE GROUP OF FUNDS, INC.



                                    By:
                                         ---------------------------------------
                                           Catherine R. McClellan
                                           Secretary


                                    ENTERPRISE FUND DISTRIBUTORS, INC.


                                    By:
                                         ---------------------------------------
                                           Catherine R. McClellan
                                           Senior Vice President and Secretary